LORD ABBETT MID CAP STOCK FUND, INC.

Supplement dated August 25, 2021 to the

Prospectus and Statement of Additional Information dated May 1, 2021,

as supplemented

The following changes are effective immediately:

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Jeff D. Diamond, Portfolio Manager	2008
John C. Hardy, Portfolio Manager	2020

The following paragraph replaces the second paragraph under “Management and Organization of the Fund – Portfolio Managers” on page 21 of the prospectus:

Jeff D. Diamond, Portfolio Manager, and John C. Hardy, Portfolio Manager joined Lord Abbett in 2007 and 2011, respectively. Messrs. Diamond and Hardy are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Jeff D. Diamond	23	3,554.5	0	0	1,748	834.4[1]
John C. Hardy	52	5,940.1	1	90.9	1,755	1,214.4[1]

1 Includes $474.6 million for which Lord Abbett provides investment models to managed account sponsors.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” on page 7-1 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Jeff D. Diamond	$500,001-$1,000,000
John C. Hardy	$1-$10,000

Please retain this document for your future reference.

2